UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 15, 2007

eFunds Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31951	39-1506286
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Suite 1000, 4900 North Scottsdale Road, Scottsdale, Arizona		85251
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480.629.7700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 15, 2007, the Company amended the change in control agreements that it previously had entered into with its executive officers. The change in control agreements were amended to provide that the officers that are parties to these agreements will be entitled to payments of (i) $9,000 on the date that is six months after a qualifying termination (as such term is defined in the change in control agreements), (ii) $1,500.00 dollars per month for up to 12 months after a qualifying termination and (iii) $2,167.00 dollars per month for up to 18 months thereafter. These benefits are to be in lieu of the continuation of the executive officer’s medical, disability, life and other health insurance benefits for up to a three-year period after a qualifying termination and certain out-placement services. Payments of amounts in (ii) and (iii) above will cease if the executive becomes employed and eligible to receive medical and dental benefits under that employer’s plans. In addition, the change in control agreements have been amended to comply with the requirements of Section 409A of the Code. On the date that is six months after a qualifying termination, the executive officer will receive in a single cash lump sum, an amount equal to the aggregate amount of all payments delayed.

Item 9.01 Financial Statements and Exhibits.

No., Description, Method of Filing

10.1, Amendment No. 3 to Change in Control Agreement, by and between the Company and Paul F. Walsh, Filed Herewith

10.2, Amendment No. 3 to Change in Control Agreement, by and between the Company and Steven F. Coleman, Filed Herewith

10.3, Amendment No. 1 to Change in Control Agreement, by and between the Company and George W. Gresham, Filed Herewith

10.4, Schedule identifying additional amendments omitted pursuant to instruction 2 to Item 601 of Regulation S-K, Filed Herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFunds Corporation

August 20, 2007	By:	Paul F. Walsh

Name: Paul F. Walsh
Title: Chairman and CEO

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No.3 to Change in Control Agreement, by and between the Company and Paul F. Walsh, Filed Herewith
10.2	Amendment No. 3 to Change in Control Agreement, by and between the Company and Steven F. Coleman, Filed Herewith
10.3	Amendment No. 1 to Change in Control Agreement, by and between the Company and George W. Gresham, Filed Herewith
10.4	Schedule identifying additional amendments omitted pursuant to instruction 2 to Item 601 of Regulation S-K